Exhibit 32.1

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the comprehensive report of TransWorld Benefits International, Inc. (the “Company”) on Form 10-QSB for the quarterly periods within the fiscal years ended June 30, 2004, 2005, and 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Seven, as Chairman, President, Chief Executive Officer, TransWorld Benefits International Inc., certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2008	/s/ Charles Seven Chief Executive Officer